UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

David McCann

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3649

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)         A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

S E I  S t r u c t u r e d  C r e d i t  F u n d ,  L P

Financial Statements

For the year ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, LP

Financial Statements

For the year ended December 31, 2025

Contents

Report of Independent Registered Public Accounting Firm	1
Financial Statements
Letter to Limited Partners (Unaudited)	2
Management Discussion on Fund Performance (Unaudited)	9
Schedule of Investments	13
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Limited Partners’ Capital	24
Statement of Cash Flows	25
Notes to Financial Statements	26
Additional Information (Unaudited)
Approval of the Advisory Agreements with the Adviser	41
Directors and Officers of the Partnership	44

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT is available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission's website at https://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Limited Partners and Board of Directors

SEI Structured Credit Fund, LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, LP (the Fund), including the schedule of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in limited partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights included in Note 9 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its limited partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodian, trustee, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 27, 2026

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

To our Limited Partners:

There certainly wasn’t a dearth of significant news impacting the global financial markets during the year ended December 31, 2025. Stock prices encountered several bouts of volatility, but ended the period with substantial gains. Investors continued to ride on the artificial-intelligence (AI) train in the technology sector, and they also were encouraged by central bank monetary policy easing and relatively strong corporate earnings. This offset concerns about fluctuating U.S. trade policy.

Among major central banks, the Federal Reserve (Fed) left the federal-funds rate in a range of 4.25% to 4.50% for the first eight months of 2025. The central bank subsequently reduced its benchmark interest rate by an aggregate of 75 basis points (0.75%) to a range of 3.50%-3.75% in three 0.25% increments following its meetings in September, October, and December. In a statement announcing its rate decision in December 2025, the Fed noted, “Job gains have slowed this year, and the unemployment rate has edged up through September”. The central bank also commented that there had been an upturn in inflation since bottoming out in April 2025, and “remains somewhat elevated.” The Fed's so-called dot plot of economic projections, issued in December, indicated a median federal funds rate of 3.4% at the end of 2026, signaling that the central bank anticipates just one rate cut in 2026. The Fed projected that core inflation, as measured by the core personal-consumption expenditures (PCE) price index—which measures the prices that consumers pay for goods and services (excluding volatile food and energy prices) to reveal underlying inflation trends—will rise 3.0% for the full 2025 calendar year (down marginally from the 3.1% forecast in September) and then cool to 2.5% in 2026.

The European Central Bank (ECB) cut its benchmark interest rate to 2.00% in four 0.25% increments in February, March, April, and June 2025, and then remained on hold for the second half of the year. In a news release following its meeting in December, the ECB’s Governing Council commented, “Inflation has been revised up for 2026, mainly because staff now expect services inflation to decline more slowly. Economic growth is expected to be stronger than in the September projections, driven especially by domestic demand”. The Governing Council also reiterated its commitment to “adjust all of its instruments within its mandate to ensure that inflation stabilizes at its 2% target in the medium term.” ECB President Christine Lagarde commented, “There was a unanimous decision that was taken today concerning the rates that we decided to hold. But there was also a unanimous view that all optionalities should remain on the table and that we would stick to the meeting by meeting data-dependent approach with no rate, path set and no set date for any move.”

The Bank of England (BOE) reduced the Bank Rate by 0.75% at its meeting in August and 0.25% in September and December 2025, to a three-year low of 3.75%. In a statement announcing the interest-rate cut in December, the Monetary Policy Committee (MPC) members commented that “inflation has fallen since the previous meeting, to 3.2%. Although above the 2% target, it is now expected to fall back towards target more quickly in the near term. Reflecting restrictive monetary policy, and consistent with evidence of subdued economic growth and building slack in the labour market, pay growth and services price inflation have continued to ease.” The rate-cut announcement provided insights into the views of the MPC members. BOE Governor Andrew Bailey said, “Data news since our latest meeting suggests that disinflation is now more established…The key question for me now is the extent to which inflation settles at the 2% target in an enduring way.” In a dissent from the majority vote, MPC member Megan Greene stated, “I remain concerned the disinflation process has slowed and may stall further. Forward-looking indicators of wage growth…remain above target-consistent levels.”

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war and escalating tensions on several fronts in the Middle East.

There were frequent mixed signals over the period regarding the war in Eastern Europe. In late March, the Trump administration announced that Russia had agreed to a limited 30-day ceasefire in the conflict. Soon thereafter, however, Russian President Vladimir Putin demanded several conditions for the truce, including Ukraine’s withdrawal from four regions in the country that Russia had annexed illegally in October 2022—but has not occupied—as well as the reduction of a North Atlantic Treaty Organization (NATO) military presence near Russia’s borders. In late November, the Trump administration announced a plan to end the conflict. The plan would provide limited security guarantees for Ukraine, excluding direct military assistance. However, Ukraine would be required to cede the eastern Donbas region to Russia and accept Russia’s control over other contested regions. The plan would provide limited security guarantees for Ukraine, excluding direct military assistance, and Ukraine would be required to cede the eastern Donbas region to Russia and accept Russia’s control over other contested regions. Toward the end of December, Trump discussed the peace plan in a phone call with Russian President Vladimir Putin and met with Ukrainian President Volodymyr Zelensky at his Mar-A-Lago home in Florida. Trump and Zelensky expressed optimism that they could reach an agreement. However, it appeared that significant disputes—particularly over territory—could dampen the chances of a resolution in the near future.

In September, Trump introduced a 20-point plan to end the Gaza war between Israel and Hamas. Among other provisions, the proposal calls for the creation of a “Board of Peace” to oversee interim governance in Gaza, and Israel would gradually withdraw its military forces but maintain a security buffer zone around Gaza.

The plan also leaves open the possibility of a Palestinian state, but does not mention a “two-state solution.” Trump stated that, if Hamas does not accept the terms of the plan, “Israel would have my full backing to finish the job of destroying the threat of Hamas”. On October 9, Trump announced that Israel and Hamas had agreed to a ceasefire in the war that began in October 2023. The deal required Hamas to release all of the Israeli hostages held in Gaza. The Israeli government began to withdraw its troops from parts of Gaza the following day. The ceasefire appeared to be jeopardized on October 19, when Israel launched numerous airstrikes on several targets in Gaza and accused Hamas of breaking the truce by attacking its military forces in the Rafah area of southern Gaza. The Israeli military again attacked Hamas in Gaza toward the end of October, claiming that Hamas violated the ceasefire by firing on Israeli troops shot at troops who were stationed in Israeli-controlled territory in southern Gaza.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

Economic Performance

Inflation in the U.S. remained sticky over the reporting period. Following a delay due to the 43-day federal government shutdown that ended in mid-November, the Department of Labor released an updated inflation report. The consumer-price index (CPI) advanced by 2.7% year-over-year in November, down from the 3.0% rise in September, and unchanged from the rate at the beginning of the reporting period in July. (The government did not release inflation numbers for October and month-over-month changes for most items for November as the Bureau of Labor Statistics was unable to collect the data due to the government shutdown.) Fuel oil and electricity costs posted notable year-over-year increases in November, while prices for new vehicles and gasoline saw much smaller gains. The Office for National Statistics (ONS) announced that inflation in the U.K., as measured by the CPI, advanced at an annual rate of 3.2% in November, below the 3.6% year-over-year increase in October. Prices for education, housing and household services, and communication rose over the 12-month period, while clothing and footwear, and furniture and household goods declined. Eurostat pegged inflation for the eurozone at 2.1% for the 12-month period ending in November, matching the increase in October. Costs in the services sector rose at an annual rate of 3.5% in November, slightly higher than the 3.4% advance in October. Prices for food, alcohol and tobacco increased year-over-year in November, while energy prices moved lower.

According to the initial estimate from the Department of Commerce, U.S. gross domestic product (GDP) expanded at an annual rate of 4.3% in the third quarter of 2025—higher than the 3.8% gain in the second quarter and significantly exceeding expectations. The upturn in the economy for the second quarter was attributable primarily to increases in consumer spending, exports, and government spending. Conversely, there was a decline in residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). According to the ONS, U.K. GDP increased 0.1% for the third quarter of 2025 (the most recent reporting period), marginally lower than the 0.2% rise for the second quarter. Output in both the services and construction sectors ticked up 0.2% over the third quarter, while the production sector saw a 0.3% decrease. According to Eurostat, eurozone GDP rose 0.3% in the third quarter of 2025—an uptick from the 0.2% growth rate for the second quarter of this year—and increased 1.4% over the previous 12-month period, down modestly from the 1.6% year-over-year increase in the second quarter. The economies of Denmark, Sweden, Luxembourg, and Cyprus were the strongest performers for the third quarter, expanding 2.3%, 1.1%, 1,1%, and 0.9%, respectively. In contrast, GDP for Switzerland, Finland, and Romania contracted by corresponding margins of 0.5%, 0.3%, and 0.2% during the quarter.

Market Developments

Global equity markets, as measured by the MSCI ACWI Index, climbed 22.3% over the reporting period. Emerging markets significantly outperformed their developed-market counterparts. The Andean region led the emerging markets for the period, bolstered by strength in Colombia, Peru, and Chile, while Hungary, Poland, and the Czech Republic led the rally in Eastern Europe. The Emerging Markets Frontier (EMF) Africa region benefited from market upturns in South Africa and Egypt. The Gulf Cooperation Council (GCC) countries were the most notable emerging-market laggards for the reporting period due mainly to Saudi Arabia, which recorded a negative return. Europe was the top performer among developed markets for the reporting period due primarily to upturns in Spain, Ireland, and Italy. The Far East’s outperformance resulted from strength in Hong Kong and Japan. North America garnered a positive return for the period but trailed its developed-market peers amid the underperformance of U.S. stocks. Additionally, relative weakness in New Zealand and Australia weighed on the Pacific ex Japan region over the reporting period.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

Global fixed-income assets gained ground over the reporting period, with the Bloomberg Global Aggregate Bond Index returning 8.2% Global high-yield bonds garnered positive returns and outperformed their corporate and government counterparts. U.S. Treasury yields declined across the curve, with the exception of the 30-year bond, which rose modestly. Yields on 2-, 3-, 5- and 10-year Treasury notes fell by corresponding margins of 0.78%, 0.72%, 0.65%, and 0.40% to 3.47%, 3.55%, 3.73%, and 4.18%, respectively, during the period. The yield spread between 10-year notes and 3-month bills widened 30 basis points from +0.21% to + 0.51%.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, climbed 15.8% in U.S. dollar terms during the 12-month reporting period. Prices for West Texas Intermediate crude oil and Brent crude oil ended the period with declines of 22.4% and 20.5%, respectively, due to increased output from both Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC producers and softer demand. Additionally, investors were concerned that a proposed peace plan for the Russia-Ukraine conflict, released in November, could increase exports from Russia. Ongoing geopolitical tensions in the Middle East, Russia, and Ukraine, led to a surge in the gold price to myriad record highs over the reporting period as investors sought safe-haven assets. Optimism regarding easing monetary policy also had a positive impact. The New York Mercantile Exchange (NYMEX) natural gas price experienced significant volatility, generally losing ground over the first nine months of 2025 before rallying in the fourth quarter of 2025 in response to unseasonably cold weather in parts of the U.S. in November. However, the price retreated in December amid investors’ profit-taking, a decrease in demand due to forecasts of milder winter weather in parts of the U.S., as well as record-high output and rising inventories. The decline in the wheat price over the period was attributable primarily to softer demand, high output, and growing inventories.

U.S. trade policy was a focal point for the global financial markets for much of the 12-month reporting period. On April 2 (which the Trump administration dubbed “Liberation Day” for U.S. trade policy), the U.S. government announced a blanket minimum tariff of 10% for all imports, and imposed so-called reciprocal tariffs on multiple countries (with the exception of goods from Canada and Mexico covered under the U.S.-Mexico-Canada Agreement). However, shortly thereafter, Trump announced a 90-day suspension of these reciprocal tariffs, with exception of China. In late August, a U.S. federal appeals court upheld a lower-court decision striking down the tariffs that President Donald Trump has implemented this year. The court ruled by a 7-4 margin that Trump had exceeded his authority under the International Emergency Economic Powers Act (IEEPA). The court found that IEEPA does not explicitly authorize the president to impose tariffs, which fall under the purview of the U.S. Congress. However, the court let the tariffs remain in place to allow time for a potential U.S. Supreme Court appeal. In mid-November, the Trump administration reversed several tariffs that were previously imposed on food imports in an effort to cut costs for both consumers and businesses, and ease inflationary pressures in the food sector. The lower tariffs, which were applied retroactively to November 13, include beef, coffee, and more than 100 agricultural and food products. The lower levies apply to imports from all countries—not just those with trade deals. Furthermore, several U.S.-based businesses have challenged the legality of the tariffs with the U.S. Supreme Court, which was expected issue a decision on the matter in early 2026.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

Our View

Equity markets saw stellar performance in 2025. Earnings continued to broaden, monetary policy continued to ease, and AI hyperscalers continued to spend. Heightened volatility was also a theme to close out the year as data-center debt financing raised AI bubble concerns, and the U.S. government shutdown left both policymakers and investors a bit in the dark on the state of the U.S. economy.

There are quite a few positive trends in the global equity markets, many of which are likely to carry over into 2026. Earnings have been strong and expanding beyond just the mega-cap technology companies. In fact, in the U.S., roughly 85% of all companies beat earnings estimates for the third quarter—one of the highest readings in years. Using the S&P 500 Index as an example, while technology outpaced the other sectors, both financials and utilities also grew earnings by over 20% year-over-year during the third quarter. Earnings expectations in the new year also remain broadly positive, with all 11 sectors of the S&P 500 Index expected to report rising earnings over the past year.

In addition, we believe that both monetary and fiscal policies will remain supportive of risk assets. While global central banks are nearing the end of this most recent easing cycle, it is worth noting the substantial easing that has already taken place and the lagged effects of monetary policy, which can extend up to 24 months. Despite many central banks being on hold and Japan notably restricting policy, expectations for 2026 still include more than 70 rate cuts across the globe. In short, monetary policy will remain a tailwind for markets, particularly in the first half of the year.

We see some strong trends in the global fixed-income market continuing into 2026. Most notably, we expect global yield curves to steepen further as monetary policy pushes short-term rates lower and debt concerns continue to boost longer-term yields. There will be plenty of wild cards, however, in the first half of the new year, which include a U.S. Supreme Court decision regarding the Trump administration’s tariffs and a new Fed Chairman, which may affect inflation and inflation expectations in the short term. Regardless, we continue to hold the view that inflation is likely to remain stubborn and above most central bank targets. Credit markets were resilient in 2025 despite some notable headline events, and we continue to expect a “bottom-up” market in 2026 that avoids broader spread widening. Corporate balance sheets remain relatively healthy, and the maturity schedule is light in 2026.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2025 (Unaudited)

Finally, the commodity market offered quite a bit to reflect on in 2025 as investors experienced sharp moves in both directions across many complexes. The current state of the global economy and the substantial stimulus measure we expect to see in the new year reinforce our view that investors should have strategic exposure to commodities. Therefore, for our final investor resolution for 2026, we believe that investors should maintain broad commodity exposure given the high inflation sensitivity of the market, particularly in times of positive economic growth.

Sincerely,

James Smigiel

Chief Investment Officer

Index Definitions

The MSCI ACWI Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

The S&P 500 Index is a market-weighted index that tracks the performance of the 500 largest publicly traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2025 (Unaudited)

I.	Objective

The SEI Structured Credit Fund, LP, (the “Fund”) seeks to generate high total returns. The Fund offers limited partnership interests solely through private placement transactions to investors that have signed an investment management agreement with SEI Investments Management Corporation, the investment adviser to the Fund.

II.	Investment Approach

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the fiscal period.

III.	Returns

The SEI Structured Credit Fund, LP returned 8.18% for the year ending December 31, 2025, outperforming the 5.86% return of its benchmark, the J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (USD), which tracks the performance of the U.S. dollar-denominated collateralized loan obligation (CLO) market.

IV.	Performance Discussion

The CLOIE’s return for 2025 was in line with interest payments from CLO coupons and lagged the roughly 10% and 8% returns of the index in 2023 and 2024, respectively. However, the performance generally was expected because, prior to 2025, CLO debt offered outsized yields that were no longer available over the last 12 months. The Federal Reserve’s interest-rate cuts resulted in the Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities, declining from its peak above 5% to below 4% at the end of 2025, which, when combined with tighter credit spreads, caused total yields on CLO debt to fall to a degree such that the opportunity to earn anything more than 6% was limited. Interest income comprised just about all of the CLOIE’s performance and there were virtually no price changes, on average, in any of the credit-rating categories from AAA down to BBB. BB-rated debt saw modest price appreciation, which, when added to its relatively higher yield, led to strong outperformance versus investment-grade-rated tranches. The 9% return of BB rated issues for the 12-month reporting period was followed by BBB rated securities’ 7% return in the tranche performance rankings. AAA-rated tranches were the worst performers with a 5% return for the year.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2025 (Unaudited)

IV.	Performance Discussion (continued)

In stark contrast to CLO debt’s stability and decent returns, the CLO equity sector was extremely volatile and estimates by bank research analysts show sharply negative total returns, with large dispersion between top- and bottom-quartile performers—which is usually the case. Somewhat counterintuitively, the poor performance of CLO equity is not due primarily to an increase in default and credit stress (although there was some over the reporting period), but rather a decline in loan spreads. Quarterly CLO equity payments are a function of the credit spread of loans minus the cost of CLO debt financing. Because loans generally can be refinanced at any time, borrowers were able to capitalize on strong market technicals to reduce their borrowing costs. While this is good for credit fundamentals, it reduces the payout that is available to CLO equity holders. As a rough estimate, loan spreads contracted by about 40 basis points (bps) over the 12-month reporting, from 350 bps to approximately 310 bps. The resulting impact was a roughly five-percentage-point decline in annual equity payments. CLO equity payments reached a post-global financial crisis (GFC) high in mid-2024, but have been declining ever since, to about an average of 12-13 percentage points annually.

Going into 2025, our outlook for loans and CLOs could best be described as “less risk, less return.” Regarding less risk, we believed that credit fundamentals would be stable, or even improve slightly, for several reasons. First, revenue and earnings were expected to grow at a reasonable clip―which they did because earnings grew and interest costs declined due to the multiple refinancing waves, interest coverage ratios, on average, improved for the leveraged loan universe. Low-quality companies and a handful of industries were an exception to this trend, but there was improved coverage. Finally, the near-term maturity was very manageable because companies have been proactive in extending maturities during the course of 2023 and 2024, resulting in only a small amount of loans scheduled to mature in 2025-2027. Overall, loan default volume fell materially in 2025 relative to an elevated figure in 2024, as only $68 billion of combined loans and high-yield bonds defaulted in 2025, versus the $90 billion tally the prior year. Notably, the amount of LME exercises (liability management exercises) that plagued the loan market in 2024 fell by about 40% in the past year, while the amount of payment defaults increased.

Given our view, the Fund began the reporting period with outsized positions in lower-rated debt and CLO equity. The CLO debt allocation was approximately 30% of the portfolio’s assets and the majority of this allocation was in BB-rated tranches. We ended 2025 with a slightly lower overall allocation, but the biggest shift was in the underlying mix stemming from our sales of several BB-rated bonds and purchases of new-issue BBBs. While we are comfortable holding most of our current BB-rated bonds, the spread tightening that occurred in the BB segment made BBB rated securities more attractive on a risk-adjusted basis.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2025 (Unaudited)

IV.	Performance Discussion (continued)

In terms of CLO equity, we increased the Fund’s allocation marginally over the period, with an emphasis on buying new-issue deals and resetting existing holdings. The Fund has little exposure to older vintage CLOs that did not perform as well because of their lower-quality portfolios, which is a strategy we have had in place for several years. In a reset, the original maturity date of the deal is extended and the debt spreads are renegotiated lower, resulting in a higher and longer-term income stream for CLO equity investors. This is highly accretive to CLO equity returns and can be implemented only in a strong market. The new deals that we purchased over the reporting period have high-quality loan portfolios and benefit from very tight debt spreads, resulting in base case internal rates of return) (IRR) (a metric used in financial analysis to estimate the profitability of potential investments) ranging from 12% to 15%. CLO equity had a very challenging year in 2025, particularly when compared to the strong performance of other risk assets, but our security selection added significant value.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2025 (Unaudited)

IV.	Performance Discussion (continued)

AVERAGE ANNUAL TOTAL RETURN1

	One-Year Return	Three-Year Return	Five-Year Return	Ten-Year Return	Annualized Inception to Date
SEI Structured Credit Fund LP	8.18%	16.03%	13.48%	12.17%	11.56%
CLO Blended Index*	5.86%	8.21%	5.39%	4.62%	4.32%

Comparison of Change in the Value of a $1,000,000 Investment in the SEI Structured Credit Fund, LP versus the CLO Blended Index.

¹	For the year ended 12/31/2025. The SEI Structured Credit Fund, LP inception date was August 1, 2007. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on capital withdrawals from the Fund.

*	CLO Blended Index: CS Leveraged Loan Index from Inception through December 2011, J.P. Morgan CLOIE from January 2012 to current. The J.P. Morgan CLOIE, launched in 2014 (and provides annual return data starting in 2012), is the first index to track the U.S. CLO market. It covers tranches with ratings from AAA to B, but does not cover equity tranches.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
ASSET-BACKED SECURITIES — 103.2%
BERMUDA — 1.0%
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl A
6.602%, TSFR3M + 2.750% 04/05/37 (A)(B)	$2,000,000	$2,009,336
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl C
9.852%, TSFR3M + 6.000% 04/05/37 (A)(B)	2,000,000	1,989,945
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl D
12.252%, TSFR3M + 8.400% 04/05/37 (A)(B)	6,000,000	5,969,552
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl E
12.352%, TSFR3M + 8.500% 04/05/37 (A)(B)	7,000,000	6,661,087
		16,629,920
CAYMAN ISLANDS — 28.6%
Abry Liquid Credit CLO, Ser 2025-1A, Cl C
6.050%, TSFR3M + 2.100% 10/20/38 (A)(B)	3,750,000	3,751,286
Abry Liquid Credit CLO, Ser 2025-1A, Cl D
7.200%, TSFR3M + 3.250% 10/20/38 (A)(B)	3,750,000	3,756,570
Abry Liquid Credit CLO, Ser 2025-1A, Cl E
9.950%, TSFR3M + 6.000% 10/20/38 (A)(B)	3,750,000	3,749,573
Apex Credit CLO, Ser 2024-1A, Cl CRR
6.534%, TSFR3M + 2.650% 04/20/35 (A)(B)	3,000,000	2,999,304
Apex Credit CLO, Ser 2024-1A, Cl D1RR
7.734%, TSFR3M + 3.850% 07/18/37 (A)(B)	4,000,000	3,865,156
Apex Credit CLO, Ser 2024-2A, Cl D1
7.608%, TSFR3M + 3.750% 07/25/37 (A)(B)	4,500,000	4,529,772
Apex Credit CLO, Ser 2025-12A, Cl D1
7.634%, TSFR3M + 3.750% 04/20/38 (A)(B)	8,500,000	8,511,721
Apex Credit CLO, Ser 2025-2A, Cl DR
7.620%, TSFR3M + 3.500% 10/20/38 (A)(B)	8,500,000	8,455,987
Apex Credit CLO, Ser 2025-2A, Cl DR3
6.734%, TSFR3M + 2.850% 10/20/31 (A)(B)	2,500,000	2,483,810
Apex Credit CLO, Ser 2026-13A, Cl D1
0.000%, TSFR3M + 3.300% 01/22/39 (A)(B)	5,500,000	5,500,000
Ares XXXIV CLO, Ser 2015-2A, Cl SUB
07/17/38 (B)(C)(E)	25,833,123	16,778,613
Ares XXXIX CLO, Ser 2016-39A, Cl SUB
04/18/31 (B)(C)(E)	52,860,000	15,858,000
Atlas Senior Loan Fund, Ser 2025-26A, Cl B
5.768%, TSFR3M + 1.900% 10/22/38 (A)(B)	3,750,000	3,754,654
Atlas Senior Loan Fund VII, Ser 2018-7A, Cl ER
10.484%, TSFR3M + 6.662% 11/27/31 (A)(B)	1,000,000	985,063
Atlas Senior Loan Fund XXV, Ser 2025-25A, Cl D1
8.002%, TSFR3M + 3.680% 07/20/38 (A)(B)	10,800,000	10,814,774
Barings CLO, Ser 2024-3A, Cl D2RR
7.984%, TSFR3M + 4.100% 01/20/36 (A)(B)	1,750,000	1,737,626
Battalion CLO VIII, Ser 2015-8A, Cl SUB
07/18/30 (B)(C)(E)	23,307,000	1,631,490
Battalion CLO X, Ser 2016-10A, Cl SUB
01/25/35 (B)(C)(E)	25,270,000	6,064,800

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
Battalion CLO X, Ser 2021-10A, Cl CR2
7.577%, TSFR3M + 3.712% 01/24/35 (A)(B)	$1,725,000	$1,714,117
Battalion CLO XI, Ser 2021-11A, Cl ER
10.977%, TSFR3M + 7.112% 04/24/34 (A)(B)	3,000,000	2,692,719
Battalion CLO XVI, Ser 2024-16A, Cl CR2
5.884%, TSFR3M + 2.000% 01/20/38 (A)(B)	2,063,000	2,061,673
Battalion CLO XVI, Ser 2024-16A, Cl ER2
10.974%, TSFR3M + 7.090% 01/20/38 (A)(B)	5,575,000	5,534,308
Battalion CLO XX, Ser 2025-20A, Cl ER
10.155%, TSFR3M + 6.250% 04/15/38 (A)(B)	4,125,000	4,084,575
Battalion CLO XXIV, Ser 2022-24A, Cl ER
10.712%, 07/14/36	7,375,000	7,293,440
Battalion CLO XXVIII, Ser 2025-28A, Cl D2
7.834%, TSFR3M + 3.950% 01/20/38 (A)(B)	3,700,000	3,697,051
Battalion CLO XXVIII, Ser 2025-28A, Cl Z
0.250%, 01/20/38 (B)	174,451	211,086
Battery Park CLO, Ser 2024-1A, Cl E
10.922%, TSFR3M + 7.250% 07/15/36 (A)(B)	2,300,000	2,284,654
Benefit Street Partners CLO II, Ser 2013-III, Cl SUB
07/15/29 (C)(D)(E)	10,450,000	288,420
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
07/20/29 (B)(C)(D)(E)	21,904,000	569,504
Benefit Street Partners CLO IV
07/20/26 (B)(C)(E)	47,166,000	22,639,680
Benefit Street Partners CLO IX, Ser 2024-9A, Cl FR2
11.884%, TSFR3M + 8.000% 10/20/37 (A)(B)	250,000	230,287
Benefit Street Partners CLO V-B, Ser 2024-5BA, Cl FR
11.684%, TSFR3M + 7.800% 07/20/37 (A)(B)	300,000	293,569
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
04/20/34 (B)(C)(E)	48,482,000	23,271,360
Bridge Street CLO VI, Ser 2025-2A, Cl E
9.037%, TSFR3M + 5.250% 01/15/39 (A)(B)	6,000,000	6,015,444
Brigade Debt Funding II, Ser 2018-2A, Cl SUB
10/25/35 (B)(C)(E)	22,156,000	13,249,288
Brightwood Capital MM CLO, Ser 2025-1A, Cl C1
6.672%, TSFR3M + 3.000% 04/15/36 (A)(B)	2,400,000	2,386,735
CQS US CLO, Ser 2025-4A, Cl D1
7.772%, TSFR3M + 3.500% 07/20/36 (A)(B)	11,365,000	11,403,596
Elevation CLO, Ser 2018-10A, Cl SUB
10/20/31 (B)(C)(E)	40,850,000	3,472,250
Elevation CLO, Ser 2024-12A, Cl C1R
6.684%, TSFR3M + 2.800% 04/20/37 (A)(B)	5,000,000	5,015,785
Elevation CLO, Ser 2025-1A, Cl D1R3
7.570%, TSFR3M + 3.350% 07/25/38 (A)(B)	7,500,000	7,510,665
Ivy Hill Middle Market Credit Fund IX, Ser 2025-9A, Cl ER3
10.715%, TSFR3M + 6.500% 07/23/37 (A)(B)	2,000,000	1,962,546
Ivy Hill Middle Market Credit Fund VII, Ser 2024-7A, Cl ER3
11.022%, TSFR3M + 7.350% 10/15/36 (A)(B)	6,000,000	5,795,310
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl E
12.108%, TSFR3M + 8.250% 07/25/36 (A)(B)	4,250,000	4,240,506
Jefferies Credit Partners Direct Lending CLO, Ser 2025-2A, Cl D1
8.334%, TSFR3M + 4.450% 01/20/37 (A)(B)	3,750,000	3,756,663
LCM 31 CLO, Ser 2020-31A, Cl INC
01/20/32 (C)(E)	5,187,000	1,112,612
LCM 31 CLO, Ser 2024-31A, Cl ER
11.134%, TSFR3M + 7.250% 07/20/34 (A)(B)	3,250,000	2,966,860
LCM 32 CLO, Ser 2021-32A, Cl INC
07/20/34 (B)(C)(E)	17,210,000	4,872,323
LCM 32 CLO, Ser 2021-33A, Cl SUB
07/20/34 (C)(E)	1,043,735	249,386
LCM 33 CLO, Ser 2021-33A, Cl INC
07/20/34 (C)(E)	21,240,000	3,358,490

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
LCM 41 CLO, Ser 2024-41A, Cl INC
04/15/36 (B)(C)(E)	$5,000,000	$2,250,000
Market Street CLO II, Ser 2025-2A, Cl SUB
03/20/38 (B)(C)(E)	17,000,000	10,540,000
MidOcean Credit CLO, Ser 2025-20A, Cl SUB
01/20/39 (C)(E)	16,640,000	13,478,400
MidOcean Credit CLO XVI, Ser 2024-16A, Cl SUB
10/20/37 (B)(C)(E)	5,500,000	3,838,175
MidOcean Credit CLO XVIII, Ser 2025-18A, Cl SUB
10/18/35 (B)(C)(E)	19,129,500	15,303,600
Mountain View CLO, Ser 2017-1A, Cl ER
11.611%, TSFR3M + 7.962% 10/12/30 (A)(B)	10,000,000	6,511,250
Mountain View CLO XV, Ser 2024-2A, Cl CR
6.572%, TSFR3M + 2.900% 07/15/37 (A)(B)	3,750,000	3,764,044
Mountain View CLO XVII, Ser 2025-1A, Cl D1R
7.267%, TSFR3M + 3.300% 10/15/38 (A)(B)	3,125,000	3,104,700
Mountain View CLO XVIII, Ser 2024-1A, Cl D1
7.321%, TSFR3M + 3.650% 10/16/37 (A)(B)	5,600,000	5,613,462
Mountain View CLO XVIII, Ser 2024-1A, Cl E
11.261%, TSFR3M + 7.590% 10/16/37 (A)(B)	3,675,000	3,717,615
Navesink CLO 1, Ser 2025-1A, Cl D1R
7.758%, TSFR3M + 3.900% 07/25/33 (A)(B)	3,000,000	3,017,538
Navesink CLO 2, Ser 2024-2A, Cl D1
8.755%, TSFR3M + 4.850% 04/15/36 (A)(B)	6,000,000	6,000,000
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl INC
10/19/31 (B)(C)(E)	27,435,000	12,325,174
Neuberger Berman Loan Advisers CLO 30, Ser 2019-30A, Cl INC
01/20/31 (B)(C)(E)	4,889,000	2,542,280
Ocean Trails CLO 8, Ser 2025-8A, Cl D1R2
7.208%, TSFR3M + 3.400% 03/15/38 (A)(B)	6,000,000	6,000,000
Ocean Trails CLO IX, Ser 2025-9A, Cl D1RA
6.822%, TSFR3M + 3.150% 01/15/38 (A)(B)	3,750,000	3,743,291
Polus US CLO II, Ser 2025-2A, Cl D1
7.384%, TSFR3M + 3.500% 07/20/38 (A)(B)	9,375,000	9,459,469
Polus US CLO III, Ser 2026-3A, Cl D1
6.837%, TSFR3M + 3.200% 01/20/39 (A)(B)	4,500,000	4,500,000
Rad CLO 15, Ser 2025-15A, Cl DR
10.384%, TSFR3M + 6.500% 07/20/40 (A)(B)	7,000,000	6,909,938
Rad CLO 18, Ser 2025-18A, Cl ER
10.172%, TSFR3M + 6.500% 07/15/37 (A)(B)	4,500,000	4,435,736
Romark CLO IV, Ser 2025-4A, Cl C1R
6.800%, TSFR3M + 3.150% 07/10/34 (A)(B)	3,125,000	3,119,431
Saratoga Investment Senior Loan Fund, Ser 2025-1A, Cl CR
6.354%, TSFR3M + 2.400% 10/20/37 (A)(B)	3,750,000	3,747,188
Sculptor CLO XXX, Ser 2025-30A, Cl D1R
7.484%, TSFR3M + 3.600% 07/20/38 (A)(B)	9,500,000	9,514,355
TCP Whitney CLO, Ser 2025-1A, Cl D2R2
9.121%, TSFR3M + 5.200% 11/20/37 (A)(B)	3,562,500	3,575,958
TCW CLO, Ser 2021-2A, Cl D1R
7.370%, 10/24/38	8,400,000	8,422,016
TCW CLO, Ser 2024-1A, Cl ER3
11.328%, TSFR3M + 7.470% 10/25/35 (A)(B)	9,333,000	9,216,123
TCW CLO, Ser 2025-1A, Cl D1R4
7.121%, TSFR3M + 3.000% 03/24/38 (A)(B)	6,800,000	6,796,797
TCW CLO, Ser 2025-2A, Cl DJR
8.470%, TSFR3M + 4.200% 10/24/38 (A)(B)	1,500,000	1,501,727
TCW CLO, Ser 2025-2A, Cl ER
11.020%, TSFR3M + 6.750% 10/24/38 (A)(B)	4,150,000	4,081,990
Venture 35 CLO, Ser 2018-35A, Cl D
7.619%, TSFR3M + 3.762% 10/22/31 (A)(B)	3,135,000	3,076,156
Venture XXVI CLO, Ser 2017-26A, Cl SUB
01/20/29 (B)(C)(E)	10,526,000	1,053

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
Voya CLO, Ser 2015-3A, Cl SUB
10/20/31 (B)(C)(E)	$56,700,000	$4,252,500
Voya CLO, Ser 2017-1A, Cl D
10.243%, TSFR3M + 6.362% 04/17/30 (A)(B)	2,600,000	2,560,522
Voya CLO, Ser 2018-2A, Cl DR
9.720%, TSFR3M + 5.862% 04/25/31 (A)(B)	2,787,500	2,726,231
Voya CLO, Ser 2018-4A, Cl DR
9.879%, TSFR3M + 6.212% 07/14/31 (A)(B)	1,098,000	1,084,648
Voya CLO, Ser 2025-4A, Cl SUB
10/15/38 (B)(C)(E)	39,971,250	36,006,102
Wind River CLO, Ser 2025-3A, Cl ER
10.134%, TSFR3M + 6.250% 04/20/38 (A)(B)	8,812,500	8,832,548
		495,033,118
IRELAND — 0.0%
ICE Global Credit CLO, Ser 2013-1A, Cl INC
04/20/24 (A)(B)(C)	12,500,000	1,250

JERSEY — 2.1%
Atlas Senior Loan Fund XX, Ser 2024-20A, Cl D1R
7.734%, TSFR3M + 3.850% 10/19/37 (A)(B)	2,500,000	2,505,200
Atlas Senior Loan Fund XXIII, Ser 2024-23A, Cl C
6.284%, TSFR3M + 2.400% 07/20/37 (A)(B)	4,000,000	4,010,020
Benefit Street Partners CLO XXXI, Ser 2025-31A, Cl ER
11.028%, TSFR3M + 7.170% 04/25/38 (A)(B)	5,000,000	5,144,870
Fortress Credit BSL XVIII, Ser 2025-1A, Cl D1R
7.760%, TSFR3M + 3.900% 04/23/36 (A)(B)	9,375,000	9,357,947
Ivy Hill Middle Market Credit Fund XX, Ser 2025-20A, Cl ER
11.384%, TSFR3M + 7.500% 07/19/37 (A)(B)	6,000,000	5,801,496
LCM 39 CLO, Ser 2024-39A, Cl ER
10.672%, TSFR3M + 7.000% 10/15/34 (A)(B)	2,990,000	2,957,325
LCM 40 CLO, Ser 2024-40A, Cl D1R
7.422%, TSFR3M + 3.750% 01/15/38 (A)(B)	3,000,000	2,999,862
NGC, Ser 2024-1A, Cl D1
8.084%, TSFR3M + 4.200% 07/20/37 (A)(B)	2,500,000	2,513,952
Saranac CLO VII, Ser 2017-2A, Cl ER
10.871%, TSFR3M + 6.982% 11/20/29 (A)(B)	8,457,667	977,495
		36,268,167
UNITED STATES — 71.6%
Apex Credit CLO, Ser 2018-2A, Cl E
10.676%, TSFR3M + 6.792% 10/20/31 (A)(B)	14,300,000	11,985,431
Apex Credit CLO, Ser 2018-2A, Cl F
13.126%, TSFR3M + 9.242% 10/20/31 (A)(B)	8,129,103	4,377,547
Apex Credit CLO, Ser 2021-1A, Cl E
11.406%, 07/18/34	2,000,000	1,882,768
Battalion CLO XI, Ser 2017-11A, Cl SUB
04/24/34 (B)(C)(E)	38,324,300	6,898,374
Battalion CLO XII, Ser 2018-12A, Cl SUB
05/17/31 (B)(C)(E)	46,533,517	3,303,880
Battalion CLO XIV, Ser 2019-14A, Cl SUB
04/20/32 (C)(E)	47,870,000	12,685,550
Battalion CLO XVI, Ser 2019-16A, Cl SUB
01/20/38 (B)(C)(E)	45,360,964	14,402,106
Battalion CLO XX, Ser 2021-20A, Cl SUB
07/15/34 (C)(E)	55,843,922	14,519,420
Battalion CLO XXIV, Ser 2022-24A, Cl SUB
01/14/34 (B)(C)(E)	52,935,000	21,968,025
Battalion CLO XXIX, Ser 2025-29A, Cl SUB
03/31/38 (B)(C)(E)	15,442,000	12,971,280
Battalion CLO XXVIII, Ser 2025-28A, Cl SUB
01/20/38 (B)(C)(E)	14,758,560	11,806,848
Battalion CLO XXX, Ser 2025-30A, Cl SUB
01/20/39 (C)(E)	15,822,700	15,189,792

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
Battalion Warehouse Note
(C)(E)	$4,814,679	$4,814,679
Benefit Street Partners CLO, Ser 2018-5BA, Cl SUB
04/20/31 (C)(E)	65,156,000	23,400,777
Benefit Street Partners CLO 42, Ser 2025-42A, Cl SUB
10/25/38 (B)(C)(E)	42,750,000	35,910,000
Benefit Street Partners CLO II, Ser 2013-IIA, Cl SUB
07/15/29 (B)(C)(D)(E)	23,450,000	647,220
Benefit Street Partners CLO IV, Ser 2014-IVA, Cl SUBG
10/20/38 (B)(C)(E)	17,889,000	8,586,720
Benefit Street Partners CLO IX
07/20/25 (B)(C)(E)	16,422,249	12,480,910
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
10/18/29 (B)(C)(E)	85,060,794	35,087,578
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
07/18/27 (C)(D)(E)	36,750,000	1,212,750
Benefit Street Partners CLO VIII, Ser 2015-8A, Cl SUB
01/20/31 (C)(D)(E)	36,680,000	487,844
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
10/15/30 (B)(C)(E)	19,342,962	15,996,630
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
10/20/37 (B)(C)(E)	97,351,000	31,030,631
Benefit Street Partners CLO XV, Ser 2018-15A, Cl SUB
07/18/31 (B)(C)(E)	9,794,892	4,505,650
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
10/15/38 (B)(C)(E)	58,205,000	38,717,384
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
10/15/38 (B)(C)(E)	41,990,000	30,022,850
Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
04/25/34 (C)(E)	24,000,000	14,520,000
Benefit Street Partners CLO XXX
(C)(E)	38,967,726	29,225,794
Benefit Street Partners Warehouse Note
(C)(E)	10,000,000	10,000,000
Blue Owl Warehouse Note
(C)(E)	2,450,000	2,450,000
Bridge Street CLO VI, Ser 2025-2A, Cl SUB
01/15/39 (B)(C)(E)	15,900,000	14,384,730
Brigade Debt Funding I, Ser 2018-1A, Cl SUB
04/25/36 (C)(E)	55,000,000	13,145,000
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
01/15/26 (B)(C)(E)	42,982,000	429,820
Elevation CLO, Ser 2018-10A, Cl E
10.436%, TSFR3M + 6.552% 10/20/31 (A)(B)	19,000,000	17,585,241
Elevation CLO, Ser 2018-8A, Cl F
11.980%, TSFR3M + 8.122% 10/25/30 (A)(B)	7,081,278	389,470
First Eagle Berkeley Fund CLO, Ser 2016-1A, Cl SUB
10/25/28 (B)(C)(D)(E)	32,718,000	2,934,805
Great Lakes CLO, Ser 2015-1A, Cl SUB
01/16/30 (B)(C)(E)	24,580,042	5,518,219
Great Lakes CLO VI, Ser 2025-6A, Cl CR
7.072%, TSFR3M + 3.400% 07/15/37 (A)(B)	15,702,000	15,486,050
Ivy Hill IV Warehouse Note
(C)(E)	85,000,000	72,675,000
Ivy Hill Middle Market Credit Fund, Ser 2013-7A, Cl SUB
10/15/36 (B)(C)(E)	32,958,849	13,348,334
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
04/20/37 (B)(C)(E)	21,894,837	16,092,705
Ivy Hill Middle Market Credit Fund XXII, Ser 2024-22A, Cl SUB
04/20/36 (B)(C)(E)	7,000,000	5,950,000
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl SUB
07/25/36 (B)(C)(E)	6,800,000	5,644,000

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
Lake Shore CLO, Ser 2019-1A, Cl ER
13.136%, 04/15/33	$14,550,000	$14,386,167
MCF CLO IX, Ser 2019-1A, Cl ER
11.942%, 04/17/36	2,000,000	1,971,330
MCF CLO VIII, Ser 2018-1A, Cl SUB
04/18/36 (B)(C)(E)	27,710,000	17,844,686
Neuberger Berman CLO 32R, Ser 2025-32RA, Cl SUB
07/20/39 (B)(C)(E)	23,110,000	19,366,180
Neuberger Berman CLO XV, Ser 2013-15A, Cl SUB
10/15/29 (B)(C)(E)	19,868,600	586,124
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
10/17/30 (B)(C)(E)	56,950,000	15,313,285
Neuberger Berman Loan Advisers CLO, Ser 2025-36RA, Cl SUB
07/20/39 (B)(C)(E)	15,975,000	14,137,875
Neuberger Berman Loan Advisers CLO 24, Ser 2017-24A, Cl INC
04/19/30 (B)(C)(E)	24,004,059	7,414,374
Neuberger Berman Loan Advisers CLO 25, Ser 2017-25A, Cl INC
10/18/29 (B)(C)(E)	25,100,000	7,090,750
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl INC
07/15/38 (B)(C)(E)	18,860,000	5,280,800
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl SUBN
0.072%, 07/15/38 (A)(B)(C)	295,867	37,933
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl INC
01/19/32 (B)(C)(E)	18,300,000	274,500
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
04/20/33 (B)(C)(E)	8,625,000	491,625
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/33 (A)(B)(C)	111,146	32,232
Neuberger Berman Loan Advisors CLO 39, Ser 2020-39A, Cl SUB
01/20/32 (C)(E)	15,147,6250	6,587,761
Neuberger Berman Loan Advisors CLO 41, Ser 2021-41A, Cl SUB
04/15/34 (C)(E)	8,865,375	4,210,774
Neuberger Berman Loan Advisors CLO 43, Ser 2021-43, Cl SUB
07/17/35 (C)(E)	13,119,000	7,333,551
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
04/20/30 (B)(C)(E)	50,029,000	6,201,795
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
11.526%, TSFR3M + 7.642% 04/20/30 (A)(B)	10,350,000	9,784,683
OCP CLO, Ser 2017-13A, Cl SUB
11/26/37 (B)(C)(E)	16,465,458	4,774,983
OCP CLO, Ser 2017-14A, Cl SUB
07/20/37 (B)(C)(E)	20,592,000	7,322,927
OCP CLO, Ser 2019-16
01/20/32 (B)(C)(E)	6,250	2,112,212
OCP CLO, Ser 2019-16A, Cl SUB
04/10/32 (B)(C)(E)	9,000,000	3,041,586
OCP CLO, Ser 2019-17A
07/20/37 (B)(C)(E)	31,690	13,943,600
OCP CLO, Ser 2019-17A, Cl SUB
07/20/37 (B)(C)(E)	21,710,000	9,552,400
OCP CLO, Ser 2020-19A, Cl SUB
04/20/38 (B)(C)(E)	11,592,000	8,346,240
OCP CLO, Ser 2021-21A, Cl SUB
07/20/34 (C)(E)	31,177,625	18,472,743
OCP CLO, Ser 2024-33A, Cl SUB
07/20/37 (B)(C)(E)	15,000,000	10,030,500
OCP CLO, Ser 2024-38A, Cl SUB
01/21/38 (B)(C)(E)	13,000,000	9,360,000
OCP CLO, Ser 2025-43A, Cl SUB
07/20/38 (B)(C)(E)	30,000,000	25,017,000
OCP CLO, Ser 2025-46A, Cl SUB
10/15/38 (B)(C)(E)	33,960,000	30,187,044

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value	Fair Value
Onex Warehouse Note
(C)(E)	$6,000,000	$6,000,000
Orion CLO, Ser 2025-5A, Cl SUB
07/20/25 (B)(C)(E)	20,261,500	12,967,360
Polus US CLO II, Ser 2025-2A, Cl SUB
07/20/38 (B)(C)(E)	11,785,000	6,953,150
Rad CLO 15, Ser 2021-15A, Cl SUB
07/20/40 (B)(C)(E)	18,040,000	8,298,400
Rad CLO 18, Ser 2023-18A, Cl SUB
07/15/37 (B)(C)(E)	17,468,500	13,276,060
Sculptor CLO XXXII, Ser 2024-32A, Cl SUB
04/30/37 (B)(C)(E)	5,000,000	2,750,000
Sculptor CLO XXXIV, Ser 2024-34A, Cl SUB
01/20/38 (B)(C)(E)	4,000,000	2,473,600
Shackleton CLO, Ser 2019-15A, Cl SUB
01/15/32 (B)(C)(E)	10,000,000	3,843,500
TCW CLO, Ser 2017-1A, Cl SUB
03/24/38 (B)(C)(E)	93,522,000	29,927,040
TCW CLO, Ser 2018-1A, Cl SUB
10/25/35 (B)(C)(E)	50,625,000	11,137,500
TCW CLO, Ser 2019-2A, Cl SUB
01/20/38 (B)(C)(E)	44,026,000	19,811,700
TCW CLO, Ser 2020-1A
10.896%, 04/20/34	9,600,000	9,335,654
TCW CLO, Ser 2020-1A, Cl SUB
04/20/34 (C)(E)	41,625,000	14,568,750
TCW CLO, Ser 2021-2A, Cl INC
10/24/38 (B)(C)(E)	15,273,333	7,178,466
Telos CLO, Ser 2018-5A, Cl ER
11.101%, TSFR3M + 6.822% 04/17/28 (A)(B)(C)(D)	14,636,943	219,554
Venture 28 CLO, Ser 2017-28AA, Cl SUB
10/20/34 (B)(C)(E)	38,760,000	5,038,800
Venture 35 CLO, Ser 2018-35A, Cl SUB
10/22/31 (B)(C)(E)	26,039,000	781,170
Venture 45 CLO, Ser 2022-45A, Cl E
5.784%, TSFR3M + 7.700% 07/20/35 (A)(B)	2,000,000	1,746,952
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
07/20/30 (B)(C)(E)	21,122,000	211,220
Voya CLO, Ser 2018-3A, Cl ER
12.646%, TSFR3M + 8.762% 10/20/31 (A)(B)	19,008,696	12,690,604
Voya CLO, Ser 2019-1A, Cl SUB
10/15/37 (B)(C)(E)	14,644,000	3,441,340
Voya CLO, Ser 2020-2A, Cl SUB
01/20/38 (B)(C)(E)	43,071,500	28,617,566
Voya CLO, Ser 2021-2A
10/20/34 (C)(E)	34,577,400	14,235,170
Voya CLO, Ser 2021-3A, Cl SUB
04/15/38 (B)(C)(E)	43,355,200	21,821,106
Voya CLO, Ser 2024-2A, Cl SUB
07/20/37 (B)(C)(E)	23,250,000	17,993,408
Voya CLO, Ser 2024-6A, Cl SUB
01/20/38 (B)(C)(E)	25,000,000	20,387,250
Voya CLO, Ser 2026-5A, Cl SUB
01/15/39 (B)(C)(E)	47,500,000	42,389,000
Wellfleet CLO, Ser 2024-1A, Cl SUB
07/18/37 (B)(C)(E)	12,300,000	7,134,000
Wellfleet CLO, Ser 2025-2A, Cl SUB
02/25/38 (B)(C)(E)	5,500,000	3,520,000

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

Description	Par Value/Shares	Fair Value
Wind River CLO, Ser 2021-3A, Cl SUB
07/20/33 (C)(E)	$50,437,000	$17,905,135
		1,241,832,927

Total Asset-Backed Securities (Cost $2,292,631,006)		1,789,765,382

CASH EQUIVALENT (F) (G) — 1.2%
UNITED STATES — 1.2%
SEI Daily Income Trust Government Fund, Cl Institutional, 3.640%	20,846,562	20,846,562

Total Cash Equivalent (Cost $20,846,562)		20,846,562

Total Investments — 104.4%
(Cost $2,313,477,568)		$1,810,611,944

Percentages based on Limited Partners' Capital of $1,733,825,755.

Transactions with affiliated funds during the year ended December 31, 2025 are as follows:

	Value of Shares Held as of 12/31/2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Value of Shares Held as of 12/31/2025	Dividend Income
SEI Daily Income Trust Government Fund, Institutional Class	$21,741,927	$909,229,408	($910,124,773)	$—	$20,846,562	$2,884,186

Cl — Class

CLO — Collateralized Loan Obligation

ICE — Intercontinental Exchange

Ser — Series

TSFR3M — 3-Month CME Term Secured Overnight Financing Rate (SOFR)

(A)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended. At December 31, 2025, the market value of Rule 144A positions amounted to $1,424,346,209 or 82.2% of Limited Partners' Capital.
(C)	Securities considered illiquid. The total value of such securities as of December 31, 2025 was $1,354,165,779 and represented 78.1% of Limited Partners’ Capital.
(D)	Securities fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of December 31, 2025 was $6,360,097 and represents 0.4% of Limited Partners’ Capital.
(E)	Represents equity/residual investments for which estimated effective yields are applied.
(F)	Rate shown is the 7-day effective yield as of December 31, 2025.
(G)	Investment in affiliated security.

Various inputs are used in determining the fair value of investments. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$435,599,603	$1,354,165,779	$1,789,765,382
Cash Equivalent	20,846,562	—	—	20,846,562
Total Investments in Securities	$20,846,562	$435,599,603	$1,354,165,779	$1,810,611,944

(1)	Of the $1,354,165,779 in Level 3 securities as of December 31, 2025, $1,347,805,682 were valued via broker quotes.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2025

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3 Securities
Beginning balance as of January 1, 2025	$1,207,884,784
Realized gain/(loss)	75,977,959
Change in unrealized appreciation/(depreciation)	(117,000,318)
Proceeds from sales	(605,317,501)
Purchases	668,508,757
Accretion	123,892,544
Transfers into Level 3	219,554
Ending balance as of December 31, 2025	$1,354,165,779

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(91,770,751)

For the year ended December 31, 2025, there were no transfers out of Level 3 assets and liabilities. Transfers, if any, are recognized at year end.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Assets and Liabilities

December 31, 2025

Assets
Cash	$2,166,382
Investments in securities, at value (cost $2,292,631,006)	1,789,765,382
Investment in affiliated security, at value (cost $20,846,562)	20,846,562
Interest receivable	10,684,651
Total assets	1,823,462,977

Liabilities
Payable for investment securities purchased	52,389,000
Capital withdrawals payable	36,944,724
Administration fees payable	147,969
Other accrued expenses	155,529
Total liabilities	89,637,222
Limited Partners' capital	$1,733,825,755

Limited Partners' capital
Represented by:
Paid-in-capital	$2,236,691,379
Net unrealized depreciation on investments	(502,865,624)

Limited Partners' capital	$1,733,825,755

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Operations

For the year ended December 31, 2025

Investment income
Interest income	$181,996,519
Dividend income from affiliated security	2,884,186
Total investment income	184,880,705

Expenses
Administration fee	1,731,838
Professional fees	878,108
Miscellaneous expenses	200,000
Total expenses	2,809,946
Net investment income	182,070,759

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	53,563,169
Net change in unrealized appreciation (depreciation) on investments	(101,855,985)
Net realized and unrealized loss on investments	(48,292,816)
Net increase in Limited Partners' capital resulting from operations	$133,777,943

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statements of Changes in Limited Partners’ Capital

	For the year ended December 31, 2025	For the year ended December 31, 2024
From investment activities
Net investment income	$182,070,759	$194,967,737
Net realized gain (loss) on investments	53,563,169	115,347,717
Net change in unrealized appreciation (depreciation) on investments	(101,855,985)	(12,790,627)
Net increase in Limited Partners' capital resulting from operations	133,777,943	297,524,827

Partners' capital transactions
Capital contributions	199,097,654	60,087,034
Capital withdrawals	(270,282,170)	(307,557,156)
Net decrease in Limited Partners' capital derived from capital transactions	(71,184,516)	(247,470,122)

Net increase in Limited Partners' capital	62,593,427	50,054,705
Limited Partners' capital beginning of the year	1,671,232,328	1,621,177,623
Limited Partners' capital end of the year	$1,733,825,755	$1,671,232,328

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Cash Flows

For the year ended December 31, 2025

Cash flows from operating activities
Net increase in Limited Partners' capital resulting from operations	$133,777,943
Adjustments to reconcile net increase in Limited Partners' capital resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(961,541,478)
Proceeds from sales of long-term investments	951,753,885
Accretion of discount (see Note 2)	(124,774,276)
Net sales of short-term investments	895,365
Net realized gain on investments	(53,563,169)
Net change in unrealized depreciation on investments	101,855,985
Decrease in interest receivable	1,780,639
Increase in payable for securities purchased	33,317,513
Increase in administration fees payable	4,375
Increase in other accrued expenses	120,502
Net cash provided by operating activities	83,627,284

Cash flows from financing activities
Capital contributions	199,097,654
Capital withdrawals, net of change in capital withdrawals payable	(280,558,678)
Net cash used in financing activities	(81,461,024)

Net change in cash	2,166,260

Cash
Beginning of the year	122
End of the year	$2,166,382

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Notes to Financial Statements

December 31, 2025

1.	Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. SEI Investments Company is the parent company of SIMC. As of December 31, 2025, the SEI Structured Credit Segregated Portfolio owned approximately 97.1% of the Fund, while the other Limited Partners owned approximately 2.9% of the Fund.

The Fund’s objective is to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”), which includes collateralized loan obligations (“CLOs”) and other structured credit investments. CDOs are special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of debt and equity securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and had no investment in the Fund during the year and as of December 31, 2025. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable; however, actual results could differ from these estimates and it is possible that differences could be material.

Valuation of Investments

Pursuant to the requirements of Section 2(a)(41) of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board, has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Fund's Board has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”).

As discussed in detail below, the Committee will typically first seek to fair value investments, including CLO/CDO debt tranches, with valuations received from an independent, third-party pricing agent (a “Pricing Service”). If such valuations are not available, or are unreliable, or in the case of CLO/CDO equity tranches, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

Valuation of Investments (continued)

If available, debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, the Fund shall seek to obtain a bid price from at least one dealer who is independent of the Fund. In such cases, the independent dealer providing the price on the Structured Credit Investment may also be a “market maker”, and in many cases the only market maker, with respect to that security.

As of December 31, 2025, all level 3 asset-backed securities are valued by an independent dealer, except those fair valued by the Committee. A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm's length transaction at the valuation date between knowledgeable and willing market participants. The valuation pertains to an assumed transaction and may not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security’s trading has been halted or suspended, (ii) the security has not been traded for an extended period of time, (iii) the security’s primary pricing source is not able or willing to provide a price, (iv) trading of the security is subject to local government-imposed restrictions, or (v) a significant event.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

Valuation of Investments (concluded)

When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) type of security; (ii) the last trade price; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) the liquidity of the security; (v) the size of the holding in the Fund; or (vi) any other appropriate information. The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2025 there were seven securities that were fair valued by the Committee.

The Committee will periodically review the Fund’s Fair Value Procedures and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that the market participants would use in pricing the asset or liability. The three levels of the fair value hierarchy are described below:

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data, which includes financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including time value, yield curve, volatility factors, prepayment speeds, default rates, loss severity, current market and contractual prices for the underlying financial instruments, as well as other relevant economic measures. Substantially all these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace; and

Level 3 – Unobservable inputs that are not corroborated by market data (supported by little or no market activity), which is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally not observable.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended December 31, 2025, there have been no significant changes to the Fund’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of December 31, 2025. The disclosure below also includes quantitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value as of December 31, 2025	Valuation Technique(s)	Unobservable Input	Price Range
CLO Equity	$1,347,805,682	Market Quotes	Broker Quote	$0* - $440
CLO Debt	6,360,097	Market Approach	NAV liquidation**	$0* - $8.97
	$1,354,165,779

*	Amount has been rounded to 0.

**	NAV liquidation represents the fair value, or estimated expected residual value, of the investment.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (concluded)

The unobservable input used to determine fair value of the Level 3 investments may have similar or diverging impacts on valuation. Significant increases and decreases in this input could result in significantly higher or lower fair value measurement.

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Amortization and accretion of debt instruments is calculated using the scientific interest method, which approximates the effective interest method over the estimated life of the security. Amortization of premiums and accretion of discounts are adjusted semi-annually or at the time of purchase for a new equity tranche investment and are included in interest income on the Statement of Operations. Realized gains (losses) on paydowns on asset-backed securities are recorded as an adjustment to interest income.

The Fund’s policy for recognizing income from equity/residual tranches of CLOs investments is to recognize the excess of all cash flows over the original cost attributable to the beneficial interest as interest income over the life of the beneficial interest using the effective yield method. The effective yield is determined based upon the original purchase price and the estimated amount and timing of principal and interest cash flows based on the best estimate of current information and events. The cost used in determining net realized capital gains and losses on the sale of CLOs investments are on the basis of specific identification.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs, a type of asset-backed security, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

Collateralized Debt Obligations (concluded)

Despite the protection from the equity tranche, debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. Each Limited Partner is responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, 2023-2025), on-going analysis of and changes to tax laws, regulations and interpretations thereof, and therefore, an estimate of potential changes to unrecognized tax benefits in the next 12 months cannot be made.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (concluded)

Federal Taxes (continued)

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

Cash and Cash Equivalents

Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3.	Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services that are unrelated to the return of the Fund.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees shall not in the aggregate exceed 0.30% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.30% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time. In the current period, the Adviser did not waive any expenses.

SEI Global Services, Inc. (the “Administrator”) serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s net asset value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

3.	Adviser, Administrator and Other Transactions (concluded)

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, the Administrator and/or the Placement Agent. The Fund pays each unaffiliated Director an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser, the Administrator or an affiliate pays compensation of officers and affiliated Directors.

4.	Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5.	Limited Partners’ Capital

The Fund, in the discretion of the Board, may sell Interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

5.	Limited Partners’ Capital (concluded)

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December.

It is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case a Limited Partner may not be able to redeem the full amount that the Limited Partner wishes to redeem.

During the year ended December 31, 2025, the Fund made offers to repurchase Interests resulting in capital withdrawals of $270,282,170. Capital contributions during the year ended December 31, 2025 were $199,097,654.

6.	Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2025 were $961,541,478 and $951,753,885, respectively.

As of December 31, 2025, the cost of investments for tax purposes is $2,313,477,568. Net unrealized depreciation on investments for tax purposes was $502,865,624 consisting of $64,955,675 of gross unrealized appreciation and $567,821,299 of gross unrealized depreciation.

7.	Concentrations of Risk

In the normal course of business, the Fund trades financial instruments involving market risk and counterparty credit risk.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

7.	Concentrations of Risk (continued)

(a)	Market risk

Market risk encompasses the potential for both losses and gains and includes price risk, interest rate risk, prepayment risk, collateral performance risk, liquidity risk and leverage risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i)	Price risk

Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s Structured Credit Investments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

(ii)	Interest rate risk

The fair value of the Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(iii)	Prepayment risk

Prepayment risk is the risk associated with the early unscheduled return of principal on a fixed-income security. Some fixed-income securities, such as CDO’s, have embedded call options which may be exercised by the issuer, or in the case of a CDO, the borrower. The yield-to-maturity of such securities cannot be known for certain at the time of purchase since the cash flows are not known. When principal is returned early, future interest payments will not be paid on that part of the principal. If the security was purchased at a premium (a price greater than 100) the security’s yield will be less than what was estimated at the time of purchase.

(iv)	Collateral performance risk

Collateral performance risk is the risk that defaults or underperformance of the CDO's underlying collateral negatively impacts scheduled payments to a tranche based on relative seniority in the overall capital structure of each deal.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

7.	Concentrations of Risk (continued)

(a)	Market risk (concluded)

(v)	Liquidity risk

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, reinvestment risk, prepayment risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(vi)	Leverage risk

CLO vehicles are typically very highly leveraged (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO vehicle fails certain tests, holders of debt senior to the Fund may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

7.	Concentrations of Risk (continued)

(b)	Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

(c)	Credit risk

When the Fund invests in Structured Credit Investments, the Fund does not have custody of the underlying assets of the Structured Credit Investment or control over the investment. In certain Structured Credit Investments, the Fund may have limited access to or information regarding the assets of or collateral underlying the Structured Credit Investment. Furthermore, the Fund may not be able to confirm independently the accuracy of the information provided by the managers of Structured Credit Investments. As such, there may be uncertainty with respect to the information available to the Fund for purposes of analyzing the reasonableness of an independent price obtained for a Structured Credit Investment or to fair value a Structured Credit Investment. Ultimately, the uncertainty of the reliability of (or limited access to) information received in respect of a Structured Credit Investment may impair the Fund’s ability to value its investment. As a result, the amount realized by the Fund upon disposition of the Structured Credit Investment could be materially different from that which is reported as the carrying value of the investment at any point in time.

(d)	Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2025

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Financial Highlights

The following represents the ratios to average partners’ capital and other supplemental information for the following periods:

	For the year ended	For the year ended	For the year ended	For the year ended	For the year ended
	2025	2024	2023	2022	2021
Total return (1)	8.18%	19.25%	21.13%	-3.10%	24.45%

Limited Partners' capital, end of year (000’s)	$1,733,826	$1,671,232	$1,621,178	$1,586,773	$2,002,501

Ratios to average partners' capital†
Net investment income ratio
Net investment income	10.56%	11.44%	14.74%	12.46%	9.64%

Expense ratio
Operating expenses	0.16%	0.14%	0.12%	0.12%	0.12%

Portfolio turnover rate	55.53%	37.50%	16.83%	11.79%	39.84%

†	Ratios to average partners’ capital are calculated based on the outstanding Limited Partners’ capital during the period.
(1)	Total return, which reflects the month-to-month change in Limited Partners’ capital, is calculated using returns that have been geometrically linked based on capital contributions and withdrawals and does not reflect management fees paid by Limited Partners outside of the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (concluded)

December 31, 2025

10.	Segment Reporting

The Fund’s investment manager acts as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

11.	Subsequent Events

Management, on behalf of the Fund, has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

SEI Structured Credit Fund, LP (the "Fund") has entered into an investment advisory agreement with SEI Investments Management Corporation ("SIMC" or the "Adviser") dated July 20, 2007 (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the Fund's assets.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the initial approval of, as well as the continuation of, the Fund's Advisory Agreement must be specifically approved by: (i) the vote of the Board of Directors of the Fund (the "Board") or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party to the Advisory Agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a fund's fees, fund boards are required to evaluate the material factors applicable to a decision to approve an advisory agreement.

The discussion immediately below summarizes the materials and information presented to the Board in connection with the Board's Annual Review of the Advisory Agreement and the conclusions made by the Directors when determining to continue the Advisory Agreement for an additional one-year period.

Consistent with the responsibilities referenced above, the Board typically renews the Advisory Agreement at the first quarterly in-person meeting of the calendar year in March which expires on April 1 of the following year. Because the first quarterly in-person meeting of the Board in calendar year 2025 was held on April 3, the Advisory Agreement would have expired prior to the meeting, without the extension. Accordingly, the Board voted in-person at the December 4, 2024 meeting to extend the Advisory Agreement until the April 3, 2025 meeting at which time the Board considered whether to renew the Advisory Agreement. In preparation for the meeting, the Board provided SIMC with a written request for information and received and reviewed extensive written materials in response to that request, including information as to the performance of the Fund versus benchmarks, the levels of fees for various categories of services provided by SIMC and its affiliates and the overall expense ratio of the Fund, comparisons of such fees and expenses with such fees and expenses incurred by other funds, the costs to SIMC and its affiliates of providing such services, including a profitability analysis, SIMC's compliance program, and various other matters. The information provided in connection with the Board meeting was in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the operations and performance of the Fund.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

(continued)

The Directors also received a memorandum from Fund counsel regarding the responsibilities of directors in connection with their consideration of an investment advisory agreement. In addition, prior to voting, the Independent Directors received advice from Fund counsel regarding the contents of the Adviser's written materials.

As noted above, the Board requested and received written materials from SIMC. Specifically, this requested information and written response included: (a) the quality of SIMC's investment management and other services; (b) SIMC's investment management personnel; (c) SIMC's operations and financial condition; (d) SIMC's investment strategies; (e) the level of the advisory fees that SIMC charges the Fund compared with the advisory fees charged to comparable funds; (f) the overall fees and operating expenses of the Fund compared with similar funds; (g) the level of SIMC's profitability from its Fund-related operations; (h) SIMC's compliance systems; (i) SIMC's policies on and compliance procedures for personal securities transactions; (j) SIMC's reputation, expertise and resources in domestic and/or international financial markets; and (k) the Fund's performance compared with benchmark indices.

The Independent Directors met in executive session, outside the presence of Fund management, and the full Board met in executive session to consider and evaluate a variety of factors relating to the approval of the continuation of the Advisory Agreement. The Independent Directors also participated in question and answer sessions with representatives of the Adviser. At the conclusion of the Board's deliberations, the Board including the Independent Directors unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The approval was based on the Board's (including the Independent Directors') consideration and evaluation of a variety of specific factors discussed at the April 3, 2025 Board meeting and other Board meetings held throughout the year, including:

-      the nature, extent and quality of the services provided to the Fund under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Fund;

-      the Fund's investment performance and how it compared to that of appropriate benchmarks;

-      the expenses of the Fund under the Advisory Agreement and how those expenses compared to those of other comparable funds;

-      the profitability of SIMC and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and its affiliates; and

-      the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

(concluded)

Nature, Extent and Quality of Services. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Advisory Agreement.

Fund Performance. The Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Advisory Agreement.

Fund Expenses. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. The Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

Based on its evaluation of the information and the conclusions with respect thereto at its meeting on April 3, 2025, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Independent Directors and the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board, including the Independent Directors, did not identify any one particular factor or specific piece of information that determined whether to approve the Advisory Agreement.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2025

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Nina Lesavoy (68) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	103

Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Susan C. Cote (71) One Freedom Valley Drive Oaks, PA 19456	Since 2018	Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Employee of Prudential from 1983 to 1997.	103

Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2015 to 2020.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James M. Williams (78) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, from December 2002-June 2024. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	103

Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee/Director of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Robert A. Nesher* (79) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	103

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Winton Diversified Opportunities Fund from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Dennis J. McGonigle* (65) One Freedom Valley Drive Oaks, PA 19456	Since 2025	Adviser to SEI Investments Company, Inc. since April 2024.	103

Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Chief Financial Officer of SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President of SEI Investments Company, Inc. from 1996 to 2024. Business Manager and Product Manager of SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor of Arthur Andersen and Company from 1982 to 1985.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James B. Taylor (75) One Freedom Valley Drive Oaks, PA 19456	Since 2025	Retired since December 2017. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017. Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	103	Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2018 to 2020.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Eli Powell Niepoky (59) One Freedom Valley Drive Oaks, PA 19456	Since 2025	Treasurer of The Robert W. Woodruff Foundation since May 2021. Vice President and Chief Investment Officer of Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal and Chief Investment Officer of Diversified Trust Company from January 2003 to April 2015. Information Analyst and Director of Delta Air Lines from January 1990 to December 2002.	103	Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Christine Reynolds (67) One Freedom Valley Drive Oaks, PA 19456	Since 2025	Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.	103

Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2019 to 2020.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Thomas Melendez (66) One Freedom Valley Drive Oaks, PA 19456	Since 2025	Retired since April 2019. Trustee of Boston Children’s Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	103	Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Exchange Traded Funds, SEI Catholic Values Trust, New Covenant Funds and SEI Alternative Income Fund.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Kimberly Walker (67) One Freedom Valley Drive Oaks, PA 19456	Since 2025	General Partner at 1809 Capital since 2022. Advisory Committee Member of NISA Investment Advisors since 2018. Chief Investment Officer of Washington University in St. Louis from 2006 to 2016. President of Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy for General Motors Corporation from 1994 to 1998.	103	Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Glenn R. Kurdziel (51)	Controller and Chief Financial Officer, since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager of Funds Accounting of SEI Investments Global Funds Services from 2005 to 2023.

Timothy D. Barto (57)	Vice President, since 2007 and Secretary, since 2008	General Counsel and Secretary of SIMC since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC since 1999. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009 to 2024. Vice President of the Administrator from 1999 to 2024.
David F. McCann (49)	Vice President and Assistant Secretary, since June 2022

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SIMC since 2008. Vice President and Assistant Secretary of SEI Insurance Products Trust from 2013 to 2020. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2025

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Panner (55)	Chief Compliance Officer, since 2022	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund, Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Katherine Mason (46)	Vice President and Assistant Secretary since 2023	Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.
Marci M. Morgan (54)	Anti-Money Laundering Officer and Privacy Officer since 2025

Director of Anti-Money Laundering Compliance at SEI since May 2025. Director of Global Due Diligence at SEI from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2025

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen MacRae (58)	Vice President since 2023	Director of Global Investment Product Management, January 2004 to present. Vice President of SEI Insurance Products Trust from 2013 to 2020.

*	Mr. Nesher and Mr. McGonigle are trustees who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.

**	The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Structured Credit, LP, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds and SEI Alternative Income Fund.

(b)         Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of directors has determined that the Registrant has two committee financial experts serving on the audit committee.

(a)(2)    The audit committee financial expert are Susan C. Cote and Christine Reynolds. Mses. Cote and Reynolds are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2025			2024
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$138,020	N/A	N/A	$134,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	NA	$271,118	N/A	NA	$323,362	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings related to the annual financial statements.

(e)(1)    The Fund's Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;
(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or
(3)	have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (KPMG):

	Fiscal 2025	Fiscal 2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2025 and 2024 were $271,118 and $323,362, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations.

(h)	During the past fiscal year, Registrant's principal accountant provided certain non-audit services to the Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's board of directors reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act (including 2019 supplementary guidance and a 2020 policy statement from the Securities and Exchange Commission (“SEC”)1) requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1.         Third Party Proxy Voting Service – SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”), with certain limited exceptions as outlined in detail below. The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2.          Establishment of Proxy Voting Committee - SIMC maintains a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel.

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet (virtually or in person) as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3.          Approval/Amendments of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends any change(s) or amendment(s) to SIMC’s Guidelines, the Committee shall meet to consider the proposed change(s)/amendment(s) and consider all relevant factors. If approved by the Committee, the change(s)/amendment(s) shall be accepted, and the Guidelines revised accordingly.

4.          Circumstances Where Certain Proxy Votes May Not Be Cast –In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies.

a)	Abstention or No Vote. SIMC may abstain or choose not to vote in the event any of the following conditions are met with regard to a proxy proposal:

●	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

●	The Service does not make a recommendation on the issue;

●	In circumstances where, in SIMC’s judgment, the costs of voting the proxy are deemed to exceed the expected benefits to clients;

●	The securities are on loan (see below);

●	Share blocking (see below); or

●	The Committee is unable to convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

b)	Securities on Loan. In addition, it is SIMC’s policy not to vote proxies for securities that are on loan, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies.

c)	Share Blocking. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5.          Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI U.S. Mutual Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law or otherwise, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 7 below.

6.          Override of Service Recommendations – The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of the Guidelines. From time to time the Service will provide SIMC with supplemental materials/information and/or updated recommendations after the initial pre-population of votes (in accordance with the Guidelines) but prior to the submission/voting deadline. In the absence of an override, the Service will vote the proxies in accordance with the recommendation provided. SIMC retains the authority to override the Service’s recommendation in certain scenarios (as detailed below, and instruct the Service to vote in a manner at variance with the Service’s recommendation.

a)	Client Directed Proxy Votes. SIMC clients who have delegated voting responsibility to SIMC with respect to their account may from time to time contact their SEI/SIMC client representative if they would like to request SIMC vote a certain way in a particular solicitation. In such circumstances, SIMC will use its commercially reasonable efforts to vote according to the client’s request but cannot provide assurances that such voting requests will be implemented. For the avoidance of doubt, the client may not direct votes for securities within an SEI Fund or Pooled Investment Vehicle.

b)	Requests by Third Party Sub-Advisers to Direct Proxy Votes. Third Party Sub-Advisers retained by SIMC to manage assets within the SEI Funds may contact SIMC with requests that SIMC cast a proxy vote in a particular solicitation which would result in an override of the Service’s recommendation, In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendations of the Sub-Adviser and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

c)	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third-party vendor to assist with Shareholder Engagement (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by way of collaborating with investors, facilitating many avenues of active ownership (including direct constructive dialogue with companies) and assisting with shareholder resolutions and proxy-voting decisions. As a result of this process, the Engagement Service will at times provide to SIMC proxy Voting recommendations that may conflict with the Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendations are expected to be limited to companies with which the Engagement Service is engaged on SIMC’s behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer. In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendation of the Engagement Service and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting for the basis of the Committee’s decision.

7.          Conflict of Interest - A decision to override the Service’s recommendation could implicate a conflict of interest. As a result, SIMC may not override the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

●	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

●	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.	Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.	Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [2]

2.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.	Obtain Client Consent or Direction – If the Committee approves the proposal to override the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.	For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 7 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

1	The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

2	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii of Form 13F.

8.         Proxies in Foreign Jurisdictions – With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

David S. Aniloff (the “Portfolio Manager”) serves as senior portfolio manager of the Fund. Mr. Aniloff joined SEI in 2000 and currently serves as as a portfolio manager and the Head of Specialty Credit for the Investment Management Unit. Mr Aniloff manages and oversees portfolios of collateralized loan obligations, a strategy that he co-developed in mid-2005. In Mr. Aniloff's preceding role, he was a Performance Analyst on SEI's Portfolio Implementations Team.

Compensation.  The Adviser compensates each portfolio manager for his management of the Fund.  Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;
2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares.  As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts.  As of December 31, 2025, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2025 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	3	$3,257.7 million	3	$1,288.6 million	0	$0

Conflicts of Interests.  Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund.  However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund.  Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser.  This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines.  Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, LP

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: March 6, 2026

By (Signature and Title)	/s/ Glenn Kurdziel
Glenn Kurdziel
Treasurer & CFO
(Principal Financial Officer)

Date: March 6, 2026